Consolidated Statements Of Comprehensive Income (USD $)	12 Months Ended
	Sep. 30, 2013	Sep. 30, 2012	Sep. 30, 2011
Statement of Other Comprehensive Income [Abstract]
Net income	$ 4,262,052	$ 4,296,745	$ 4,653,473
Other comprehensive income, net of tax:
Interest rate SWAPs	576,985	245,343	139,199
Defined benefit plans	1,221,866	(162,090)	(305,714)
OTHER COMPREHENSIVE INCOME (LOSS), NET OF TAX	1,798,851	83,253	(166,515)
COMPREHENSIVE INCOME	$ 6,060,903	$ 4,379,998	$ 4,486,958